U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
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                                    FORM 8-K
                                 CURRENT REPORT
          Pursuant to Section 13 or 15(d) of the Securities Act of 1934


Date of Report (Date of earliest event reported):  December 27, 2004


                          HIENERGY TECHNOLOGIES, INC.
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             (Exact name of registrant as specified in its charter)


          DELAWARE           0 - 32093             91-2022980
         ----------          ---------             ----------
       (State or other       (Commission          (I.R.S. Employer
        Jurisdiction         File Number)        Identification No.)
      of incorporation)



      1601-B ALTON PARKWAY, UNIT B
          IRVINE, CALIFORNIA                              92606
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    (Address of principal executive offices)            (Zip Code)


Registrant's telephone number, including area code:     949.757.0855
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        (Former name or former address, if changed since last report)

HiEnergy Technologies, Inc. ("we", "us" or the "Company") files this report on Form 8-K to report the following:

ITEM 8.01. OTHER EVENTS

On December 27, 2004, the Company received a copy of a Summons and Class Action Complaint For Violations of Federal Securities Laws, that was filed on October 18, 2004,in the Federal District Court for the Southern District of California under case number SACV04-1226 GLT. Bogdan C. Maglich, the Company's Chief Executive Officer and Chairman, Barry Alter, a former President and Director of the Company, and Gregory Gilbert, a former Director of the Company were also named as defendants.

As previously disclosed by the Company, the Complaint as filed seeks an unspecified amount of damages on behalf of all similarly situated shareholders and alleges that the Company violated federal securities laws by making allegedly false and misleading in its public filings. The Company intends to vigorously defend itself and has engaged counsel to represent it in this matter and assess the impact of the pending lawsuit. The costs of defending against the claims could be substantial, however the Company is unable to predict an exact amount, or even a meaningful estimate, at this time.

FORWARD-LOOKING STATEMENTS

Any statements made in this release which are not historical facts contain certain forward-looking statements, as such term is defined in the Private Litigation Reform Act of 1995, concerning potential developments affecting the business, prospects, financial condition and other aspects of the company to which this release pertains. The actual results of the specific items described in this release, and the company's operations generally, may differ materially from what is projected in such forward- looking statements. Although such statements are based upon the best judgments of management of the company as of the date of this release, significant deviations in magnitude, timing and other factors may result from business risks and uncertainties including, without limitation, the company's dependence on third parties, general market and economic conditions, technical factors, the availability of outside capital, receipt of revenues and other factors, many of which are beyond the control of the company. The company disclaims any obligation to update information contained in any forward- looking statement.

These forward looking statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance, or achievements to be materially different from any future results, levels of activity, performance, or achievement expressed or implied by such forward looking statements. In some cases, you can identify forward looking statements by terminology such as "may," "will," "should," "could," "intend," "expects," "plan," "anticipates," "believes," "estimates," "predicts," "potential," or "continue" or the negative of such terms or other comparable terminology. Although we believe that the expectations reflected in the forward looking statements are reasonable, we cannot guarantee future results, levels of activity, performance, or achievements. Moreover, neither we nor any other person assumes responsibility for the accuracy and completeness of such statements. In addition to the risks described above, additional risks affecting our Company can be found in our periodic reports filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                              HIENERGY TECHNOLOGIES, INC.



December 28, 2004             By: /s/ Bogdan C. Maglich
--------------------             -----------------------------------
(Date)                           Name: Bogdan C. Maglich,
                                 Chief Executive Officer, Chairman of the Board,
                                 President and Treasurer